[COVER PAGE]


December 31, 1997


                                    PHOENIX
                                        FUNDS


                                 ANNUAL REPORT


                                                         o PHOENIX STRATEGIC
                                                           ALLOCATION FUND, INC.




[LOGO] PHOENIX
       DUFF & PHELPS

Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

Chairman's Message

Dear Fellow Shareholder,

  We're pleased to provide this annual report for Phoenix Strategic Allocation Fund for the fiscal year ended December 31, 1997. This has been a remarkable time for the financial markets, particularly equities. For the latest 12 months, the S&P 500 Stock Index returned over 33%, substantially above the historical average of 10.7%, but market volatility has been high.

  During market extremes, your most important asset may be your financial adviser. Managing your investments in changing markets can be challenging, and your financial adviser knows some time-tested strategies that can help.

  Rebalancing your portfolio is one strategy to reduce risk. As the stock market has moved higher, your equity investments may have increased in value so that now they represent a higher percentage of your total portfolio than you originally intended. Your financial adviser may recommend a shift in asset allocation to bring your portfolio back in line with your investment goals and risk tolerance.

  Diversifying your portfolio can smooth the effects of volatility. Spreading your investments across a broad mix of securities reduces risk. You can also diversify by investment style. For example, you may choose to balance an investment in growth stocks with a fund that focuses on value-oriented stocks.

  Dollar-cost averaging takes advantage of market fluctuations.
In a systematic savings plan, you'll buy fewer shares when prices are high and more when prices fall. Periodic investments don't ensure a profit, however, and you should consider your ability to continually make purchases.

  On behalf of Phoenix Funds, I want to thank you for investing with us and assure you that we will continue to work hard to help you meet your investment needs.


                                  Sincerely,


                                  /s/ Philip R. McLoughlin


                                  Philip R. McLoughlin
                                  President and Chairman
                                  Phoenix Funds

PHOENIX STRATEGIC ALLOCATION FUND, INC.

INVESTOR PROFILE

     Phoenix Strategic Allocation Fund is designed for investors seeking capital appreciation with less volatility than an all-equity fund.

INVESTMENT ADVISER'S REVIEW

     Phoenix Strategic Allocation Fund posted strong gains over this latest reporting cycle. For the 12 months ended December 31, 1997, Class A and B shares returned 20.68% and 19.74%, respectively. Over the same period, the average return of a peer group of 196 funds was 18.69% according to Lipper Analytical Services, Inc. The S&P 500 Index return was 33.38%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Despite increased volatility in the fourth quarter, 1997 was another good year for U.S. investors. In fact, the Dow Jones Industrial Average ended the year at more than 10 times its 1982 low. Overseas, however, the picture was not as bright: high jobless rates continued in Europe, turmoil continues in the Middle East and Latin America is recovering slowly. The surprise was the collapse of many markets in the Asia-Pacific region. While it will be some time before we see the real impact of the Asian problems on the earnings of domestic and global companies, the U.S. market reacted to the uncertainty with a violent rotation to defensive issues. The strongest sectors in the fourth quarter were communication services, utilities and consumer staples--slow but steady growers.

     During this latest reporting period, the Fund benefited from an overweighted position in the health-care sector, strong stock selection in the financial services group and excellent relative performance from the fixed-income segment of the portfolio. Negative contributors to performance included the relative underperformance of some of our consumer staples and technology holdings as well as our underweighted position in the communication services area.


OUTLOOK

     While our long-term outlook remains constructive, there are more reasons than ever to maintain a cautious investment posture. On the positive side, the economy continues to grow at a healthy, sustainable pace, inflation remains benign and the overall outlook for corporate earnings is still upbeat. On the other hand, analysts' estimates for 1998 earnings are probably too high, and we believe that the frequency of earnings disappointments will increase.

     Our stock selection continues to focus on firms that possess above-average earnings growth potential, superior management and global opportunities outside Asia. We expect interest rates to continue to trend down and would not be surprised if the Fed actually cut rates during the year, which would partially offset the negative impact of slightly slower earnings growth on equity prices.


     While the Asian "meltdown" introduces a new element of uncertainty in the outlook for the financial markets, we do not believe the real impact will be great. Health-care, financial services and technology continue to be the sectors in which we have the greatest confidence for exceptional long-term growth.

Phoenix Strategic Allocation Fund, Inc.
--------------------------------------------------------------------------------




[PLOT POINTS FOR STRATEGIC ALLOCATION LINE CHART]

             Lipper Analytical        S&P 500 Stock Index*     Phoenix Strategic
             Services Flexible                                 Allocation Fund-
             Portfolio Index**                                 Class A

12/31/87            10,000                   10,000                 9,525
12/31/88            10,869                   11,650                 9,842
12/31/89            12,744                   15,312                11,654
12/31/90            12,863                   14,823                12,173
12/31/91            16,334                   19,351                15,657
12/31/92            17,260                   20,839                17,273
12/31/93            19,460                   22,923                19,085
12/31/94            18,941                   23,226                18,655
12/31/95            23,409                   31,937                22,056
12/31/96            26,698                   39,362                23,994
12/31/97            31,713                   52,500                28,956



   Average Annual Total Returns for Periods Ending 12/31/97


                                                                                                       From Inception
                                                                                                        10/24/94 to
                                                                  1 Year      5 Years     10 Years        12/31/97
                                                               -----------   ---------   ----------   ---------------
     Class A with 4.75% sales charge                               14.98%       9.82%       11.22%             --
---------------------------------------------------------------------------------------------------------------------
     Class A at net asset value                                    20.68%      10.89%       11.76%             --
---------------------------------------------------------------------------------------------------------------------
     Class B with CDSC                                             15.78%         --           --           13.43%
---------------------------------------------------------------------------------------------------------------------
     Class B at net asset value                                    19.74%         --           --           13.90%
---------------------------------------------------------------------------------------------------------------------
     Lipper Analytical Services Flexible Portfolio Index**         18.77%      12.93%       12.22%          16.98%***
---------------------------------------------------------------------------------------------------------------------
     S&P 500 Stock Index*                                          33.38%      20.30%       18.04%          29.24%
---------------------------------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return for Class B shares reflects the 5% contingent deferred sales charge
(CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. The S&P 500's performance does not reflect sales charges.

**The Lipper Analytical Services Flexible Portfolio Index is an average of the largest mutual funds within the flexible portfolio category; the 5 and 10 year returns are derived from compounding the yearly returns. Performance is based on the reinvestment of all distributions and does not reflect the effects of sales charges.

***Index information from 10/31/94 to 12/31/97.

Phoenix Strategic Allocation Fund, Inc.
--------------------------------------------------------------------------------


                        INVESTMENTS AT DECEMBER 31, 1997


                                    STANDARD
                                    & POOR'S            PAR
                                     RATING            VALUE
                                  (Unaudited)          (000)               VALUE
                                --------------- ------------------   ----------------
U.S. GOVERNMENT AND AGENCY SECURITIES--3.1%
U.S. Treasury Notes--2.6%
  U.S. Treasury Notes
    6.625%, 5/15/07 ...........     AAA              $  7,865        $ 8,327,069
                                                                     -----------
Agency Mortgage-Backed Securities--0.5%
  FNMA 6.85%, 5/17/20 .........     AAA                 1,500          1,538,906
                                                                     -----------
TOTAL U.S. GOVERNMENT AND
 AGENCY SECURITIES
  (Identified cost $9,313,833) .................................       9,865,975
                                                                     -----------
MUNICIPAL BONDS--4.1%
California--2.0%
  California State Department
    Water System Series S
    5%, 12/1/29 ...............     AA                    325            315,988
  Kern County Pension
    Obligation Taxable
    7.26%, 8/15/14 (f) ........     AAA                 1,700          1,805,978
  Long Beach Pension
    Obligation Taxable
    6.87%, 9/1/06 .............     AAA                   950            988,351
  Los Angeles County Public
    Works 5.125%, 12/1/29 .....     AAA                   495            486,328
  San Bernardino County
    Pension Obligation
    Revenue Taxable 6.87%,
    8/1/08 ....................     AAA                   455            472,913
  San Bernardino County
    Pension Obligation
    Revenue Taxable 6.94%,
    8/1/09 ....................     AAA                 1,240          1,297,164
  Ventura County Pension
    Obligation Taxable
    6.54%, 11/1/05 ............     AAA                 1,100          1,121,384
                                                                     -----------
                                                                       6,488,106
                                                                     -----------
Florida--1.6%
  Florida State Department of
    Transportation Series A
    5%, 7/1/27 ................     AA+                   400            389,260
  Miami Beach Special
    Obligation Taxable
    8.60%, 9/1/21 .............     AAA                 3,600          4,066,092
  University of Miami
    Exchangeable Revenue
    Series A Taxable 7.65%,
    4/1/20 ....................     AAA                   595            628,028
                                                                     -----------
                                                                       5,083,380
                                                                     -----------
Massachusetts--0.1%
  Massachusetts State Water
    Authority 5%, 8/1/24 ......     AAA                   400            388,592
                                                                     -----------

                                    STANDARD
                                    & POOR'S            PAR
                                     RATING            VALUE
                                  (Unaudited)          (000)               VALUE
                                --------------- ------------------   ----------------
Texas--0.2%
  Houston Water & Sewer
    Refunding, Jr. Lien,
    Series D 5%, 12/1/25 ......     AAA              $    495        $   484,145
                                                                     -----------
Washington--0.2%
  Washington State Series E
    Taxable 5%, 7/1/22 ........     AA+                   495            486,818
                                                                     -----------
TOTAL MUNICIPAL BONDS
  (Identified cost $12,507,289) ...................................   12,931,041
                                                                     -----------
NON-CONVERTIBLE BONDS--5.5%
Asset-Backed Securities--1.8%
  AESOP Funding II LLC
    97-1, A2 144A 6.40%,
    10/20/03 (d) ..............     AAA                 1,600          1,613,000
  Capita Equipment
    Receivables Trust 97-1,
    B 6.45%, 8/15/02 ..........     A+                    600            600,938
  Chase Credit Card Master
    Trust 97-2, A 6.30%,
    4/15/03 ...................     AAA                 1,500          1,511,074
  Fleetwood Credit Corp.
    96-B, A 6.90%, 3/15/12          AAA                   728            734,143
  Green Tree Financial Corp.
    96-2, M1 7.60%,
    4/15/27 ...................     AA-                 1,150          1,199,594
                                                                     -----------
                                                                       5,658,749
                                                                     -----------
Non-Agency Mortgage-Backed Securities--3.6%
  CS First Boston Mortgage
    Securities Corp. 95-AE,
    B 7.182%, 11/25/27 ........     AA-                 1,775          1,787,203
  First Union Lehman Bros.
    97-C1, B 7.43%,
    4/18/29 ...................     Aa(c)                 600            628,312
  G.E. Capital Mortgage
    Services, Inc. 96-8, M
    7.25%, 5/25/26 ............     AA                    246            248,333
  Lehman Large Loan
    97-LL1, B 6.95%,
    3/12/07 (f) ...............     AA                    725            742,559
  Nationslink Funding Corp.
    96-1, B 7.69%,
    12/20/05 ..................     AA                    325            345,617
  Residential Asset
    Securitization Trust
    96-A8, A1 8%, 12/25/26 ....     AAA                   660            669,558
  Residential Funding
    Mortgage Securities I
    96-S1, A11 7.10%,
    1/25/26 ...................     AAA                 1,500          1,518,281

                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.
--------------------------------------------------------------------------------


                                     STANDARD
                                     & POOR'S      PAR
                                      RATING      VALUE
                                   (Unaudited)    (000)         VALUE
                                  ------------- ---------   -------------
Non-Agency Mortgage-Backed Securities--continued
  Residential Funding
    Mortgage Securities I
    96-S4, M1 7.25%,
    2/25/26 ..................... AA            $ 492       $  497,622
  Resolution Trust Corp.
    93-C1, B 8.75%,
    5/25/24 ..................... Aa(c)           805          804,985
  Resolution Trust Corp.
    95-2, M1 7.15%,
    5/25/29 ..................... Aa(c)         1,310        1,332,677
  Structured Asset Securities
    Corp. 93-C1, B 6.60%,
    10/25/24 (f) ................ A+            1,275        1,249,603
  Structured Asset Securities
    Corp. 95-C4, B 7%,
    6/25/26 (f) ................. AA            1,850        1,866,766
                                                            ----------
                                                            11,691,516
                                                            ----------
Paper & Forest Products--0.1%
  Buckeye Cellulose Corp.
    9.25%, 9/15/08 .............. BB-             350          370,125
                                                            ----------
TOTAL NON-CONVERTIBLE BONDS
   (Identified cost $17,485,676) ......................     17,720,390
                                                            ----------
FOREIGN GOVERNMENT SECURITIES--3.0%
Argentina--0.2%
  Republic of Argentina
    Bearer FRB 6.688%,
    3/31/05 (e) ................. BB              797          712,140
                                                            ----------
Brazil--0.3%
  Republic of Brazil NMB-L
    6.75%, 4/15/09 (e) .......... BB-             945          763,678
                                                            ----------
Bulgaria--0.1%
  Republic of Bulgaria
    FLIRB Series A Bearer
    Euro 2.25%, 7/28/12 (e) ..... B(c)            615          374,381
                                                            ----------
Colombia--0.2%
  Republic of Colombia
    Yankee 7.25%, 2/23/04 ....... BBB-            750          707,813
                                                            ----------
Croatia--0.1%
  Croatia Series A 6.625%,
    7/31/10 (e) ................. BBB-            420          369,600
                                                            ----------
Ecuador--0.2%
  Ecuador Bearer PDI Euro,
    PIK interest
    capitalization, 6.688%,
    2/27/15 (e) ................. B(c)            930          617,200
                                                            ----------
Mexico--0.4%
  United Mexican States
    Global Bond 11.50%,
    5/15/26 ..................... BB            1,065        1,260,161
                                                            ----------



                                       STANDARD
                                       & POOR'S            PAR
                                        RATING            VALUE
                                     (Unaudited)          (000)              VALUE
                                    ------------- --------------------   -------------
Panama--0.2%
  Republic of Panama
    8.875%, 9/30/27 ............... BB+                  $   800         $  752,800
                                                                         ----------
Peru--0.2%
  Peru PDI 4%, 3/7/17 (e) ......... BB                     1,005            660,787
                                                                         ----------
Poland--0.3%
  Poland PDI Bearer 4%,
    10/27/14 (e) .................. BBB-                   1,125            974,531
                                                                         ----------
Russia--0.5%
  Russia Interest Notes
    Series US 144A 6.719%,
    12/15/15 (d) (e) .............. NR                     2,300          1,633,000
                                                                         ----------
Venezuela--0.3%
  Republic of Venezuela
    9.25%, 9/15/27 ................ B+                       845            755,747
                                                                         ----------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $9,247,230) ......................................     9,581,838
                                                                         ----------
FOREIGN NON-CONVERTIBLE BONDS--0.2%
Chile--0.2%
  Compania Sud Americana
    de Vapores SA 7.375%,
    12/8/03 ....................... BBB                      200            198,750
  Petropower I Funding Trust
    144A 7.36%,
    2/15/14 (d) ................... BBB                      500            506,420
                                                                         ----------
                                                                            705,170
                                                                         ----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
  (Identified cost $696,097) .......................................        705,170
                                                                         ----------
                                                        SHARES
                                                        -------
COMMON STOCKS--70.0%
Banks (Major Regional)--6.1%
  AmSouth Bancorporation ....................           34,000          1,846,625
  Banc One Corp. ............................           62,200          3,378,238
  BankBoston Corp. ..........................           41,800          3,926,587
  Compass Bankshares, Inc. ..................           25,900          1,133,125
  Mellon Bank Corp. .........................           42,000          2,546,250
  NationsBank Corp. .........................           37,300          2,268,306
  Southtrust Corp. ..........................           23,000          1,459,063
  Washington Mutual, Inc. ...................           47,700          3,043,856
                                                                       ----------
                                                                       19,602,050
                                                                       ----------
Banks (Money Center)--1.7%
  BankAmerica Corp. .........................           61,700          4,504,100
  Citicorp ..................................            7,500            948,281
                                                                       ----------
                                                                        5,452,381
                                                                       ----------
Biotechnology--0.2%
  Centocor, Inc. (b) ........................           18,200            605,150
                                                                       ----------
Broadcasting (Television, Radio, & Cable)--0.7%
  Chancellor Media Corp. (b) ................           31,600          2,358,150
                                                                       ----------
Chemicals (Specialty)--0.4%
  Solutia, Inc. (b) .........................           43,900          1,171,581
                                                                       ----------


                       See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.
--------------------------------------------------------------------------------


                             SHARES             VALUE
                      ------------------- ----------------
Communications Equipment--2.8%
  Ciena Corp. (b) ......      77,400       $ 4,731,075
  Lucent Technologies, Inc.  51,300          4,097,588
                                          ------------
                                             8,828,663
                                          ------------
Computers (Hardware)--4.2%
    International Business
      Machines Corp. ...    128,600         13,446,738
                                          ------------
Computers (Networking)--0.9%
  Cisco Systems, Inc. (b)    51,000          2,843,250
                                          ------------
Computers (Peripherals)--0.4%
  EMC Corp. (b) ........     46,400          1,273,100
                                          ------------
Computers (Software & Services)--4.7%
  Adaptec, Inc. (b) ...      83,000          3,081,375
  BMC Software, Inc. (b)     84,200          5,525,625
  Compuware Corp. (b) ..    130,000          4,160,000
  Edwards (J.D.) & Co. (b)   58,600          1,728,700
  Yahoo!, Inc. (b)  ....      7,200            498,600
                                          ------------
                                            14,994,300
                                          ------------
Distributors (Food & Health)--0.8%
   Cardinal Health, Inc.     34,400          2,584,300
                                          ------------
Electrical Equipment--2.1%
   General Electric Co.      89,000          6,530,375
                                          ------------
Electronics (Instrumentation)--0.4%
  Linear Technology Corp.    20,000          1,152,500
                                          ------------
Electronics (Semiconductors)--1.6%
  National Semiconductor
   Corp. (b) ...........    109,900          2,850,531
  Texas Instruments, Inc.    52,800          2,376,000
                                          ------------
                                             5,226,531
                                          ------------
Entertainment--1.1%
  Tele-Comm Liberty Media
   Group (b) ...........     97,700          3,541,625
                                          ------------
Financial (Diversified)--0.9%
  American Express Co.       32,900          2,936,325
                                          ------------
Health Care (Diversified)--2.3%
  Bristol-Myers Squibb Co.   32,300          3,056,387
  Warner-Lambert Co.         35,700          4,426,800
                                          ------------
                                             7,483,187
                                          ------------
Health Care (Drugs-Major Pharmaceuticals)--3.4%
  Lilly (Eli) & Co. ....     30,300          2,109,637
  Pfizer, Inc. .........    103,800          7,739,588
  Watson Pharmaceuticals,
   Inc. (b) ............     33,300          1,080,169
                                          ------------
                                            10,929,394
                                          ------------
Health Care (Hospital Management)--1.3%
  HBO & Co. ............     85,800          4,118,400
                                          ------------
Health Care (Long Term Care)--0.6%
  HEALTHSOUTH Corp. (b)      71,400          1,981,350
                                          ------------
Health Care (Medical Products & Supplies)--2.4%
  Guidant Corp. ........     66,600          4,145,850
  Medtronic, Inc. ......     69,400          3,630,488
                                          ------------
                                             7,776,338
                                          ------------
Household Furn. & Appliances--0.9%
  Sunbeam Corp., Inc. ...    64,500          2,717,062
                                          ------------
Household Products (Non-Durables)--0.8%
  Colgate-Palmolive Co.      35,600          2,616,600
                                          ------------


                             SHARES             VALUE
                      ------------------- ----------------
Insurance (Life/Health)--0.6%
  UNUM Corp. ..........      38,000       $  2,066,250
                                          ------------
Insurance (Multi-Line)--1.4%
  Reliastar Financial Corp.   8,100            333,619
  Travelers Group, Inc.      77,100          4,153,762
                                          ------------
                                             4,487,381
                                          ------------
Insurance (Property-Casualty)--1.0%
  Allstate Corp. .......     34,900          3,171,538
                                          ------------
Investment Banking/Brokerage--0.5%
  Merrill Lynch & Co., Inc.  23,700          1,728,619
                                          ------------
Machinery (Diversified)--0.7%
  Deere & Co. ..........     36,900          2,151,731
                                          ------------
Manufacturing (Diversified)--2.2%
  Tyco International Ltd.   153,900          6,935,119
                                          ------------
Oil (Domestic Integrated)--1.4%
  Tosco Corp. ..........    113,800          4,303,062
                                          ------------
Oil & Gas (Drilling & Equipment)--6.3%
  BJ Services Co. (b) ..     33,400          2,402,712
  Cooper Cameron Corp. (b)   17,100          1,043,100
  Diamond Offshore
   Drilling, Inc. ......     48,600          2,338,875
  Halliburton Co. ......     84,600          4,393,913
  Nabors Industries,
   Inc. (b)  ...........     16,200            509,287
  Noble Drilling
   Corp. (b) ...........     38,500          1,179,063
  Rowan Companies,
   Inc. (b)  ...........     32,700            997,350
  Schlumberger Ltd. ....     59,700          4,805,850
  Transocean Offshore, Inc.  51,200          2,467,200
                                          ------------
                                            20,137,350
                                          ------------
Oil & Gas (Refining & Marketing)--0.4%
  Santa Fe International
   Corp. ...............     31,700          1,289,794
                                          ------------
Personal Care--1.7%
  Gillette Co. .........     52,700          5,293,056
                                          ------------
Retail (Building Supplies)--1.3%
  Home Depot, Inc. .....     69,800          4,109,475
                                          ------------
Retail (Drug Stores)--2.8%
  CVS Corp. ............     70,900          4,542,031
  Rite Aid Corp. .......     76,600          4,495,463
                                          ------------
                                             9,037,494
                                          ------------
Retail (Food Chains)--1.6%
  Safeway, Inc. (b) ....     81,800          5,173,850
                                          ------------
Retail (General Merchandise)--1.2%
  Borders Group, Inc. (b)    75,800          2,373,487
  Staples, Inc. (b) ....     57,100          1,584,525
                                          ------------
                                             3,958,012
                                          ------------
Telecommunications (Cellular/Wireless)--2.1%
  AirTouch Communications,
    Inc. (b) ...........    160,000          6,650,000
                                          ------------
Telecommunications (Long Distance)--1.6%
  AT&T Corp. ...........     82,900          5,077,625
                                          ------------
Tobacco--2.5%
  Philip Morris Companies,
   Inc. ................    175,900          7,970,469
                                          ------------
TOTAL COMMON STOCKS
  (Identified cost $207,612,558) ........  223,710,175
                                          ------------



                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.
--------------------------------------------------------------------------------


                                                 SHARES       VALUE
                                                -------- --------------
FOREIGN COMMON STOCKS--4.4%
Computers (Software & Services)--0.2%
   Baan Company NV (Netherlands) (b) .........  17,900    $    590,700
                                                          ------------
Health Care (Drugs-Major Pharmaceuticals)--1.3%
   SmithKline Beecham PLC Sponsored ADR
      (United Kingdom) .......................  81,800       4,207,588
                                                          ------------
Health Care (Medical Products & Supplies)--0.4%
   Elan PLC Sponsored ADR (Ireland) (b) ......  25,300       1,295,044
                                                          ------------
Household Furn. & Appliances--1.4%
  Philips Electronics NV ADR NY
      Registered Shares (Netherlands) ........  74,500       4,507,250
                                                          ------------
Oil (International Integrated)--1.1%
  Elf Aquitane SA Sponsored ADR (France) .....  57,300       3,359,213
                                                          ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $15,648,155) ......................      13,959,795
                                                          ------------
TOTAL LONG-TERM INVESTMENTS--90.3%
  (Identified cost $272,510,838) .....................     288,474,384
                                                          ------------


                                 STANDARD
                                 & POOR'S      PAR
                                  RATING      VALUE
                               (Unaudited)    (000)
                              ------------- ---------
SHORT-TERM OBLIGATIONS--7.6%
Commercial Paper--5.8%
  Corporate Receivables
    Corp. 5.90%, 1/6/98 ..... A-1            $2,000      1,998,361


                                    STANDARD
                                    & POOR'S      PAR
                                     RATING      VALUE
                                  (Unaudited)    (000)           VALUE
                                 ------------- --------- --------------------
Commercial Paper--continued
  Greenwich Funding Corp.
    5.91%, 1/9/98 ..............     A-1+       $1,000     $      998,687
  Kimberly-Clark Corp.
    6.15%, 1/9/98 ..............     A-1+        2,500          2,496,584
  Minnesota Mining &
    Manufacturing Co.
    6.10%, 1/9/98 ..............     A-1+        2,410          2,406,733
  Receivables Capital Corp.
    6.15%, 1/23/98 .............     A-1+        1,960          1,952,633
  Procter & Gamble Co.
    5.63%, 2/11/98 .............     A-1+        3,000          2,980,764
  Wisconsin Electric Power
    Co. 5.75%, 2/13/98 .........     A-1+        3,500          3,475,962
  CXC, Inc. 5.75%, 3/23/98 .....     A-1+        2,280          2,251,021
                                                           --------------
                                                               18,560,745
                                                           --------------
Federal Agency Securities--1.8%
  Federal Home Loan Banks 5.75%,
    1/2/98 .................................     5,660          5,659,089
                                                           --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $24,219,316).......................         24,219,834
                                                           --------------
TOTAL INVESTMENTS--97.9%
  (Identified cost $296,730,154)......................        312,694,218(a)
  Cash and receivables, less liabilities--2.1%                  6,760,863
                                                           --------------
NET ASSETS--100.0% ...................................     $  319,455,081
                                                           ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $24,595,104 and gross depreciation of $8,946,917 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $297,046,031.
(b)  Non-income producing.
(c)  As rated by Moody's, Fitch, or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to a value of $3,752,420 or 1.2% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f)  All or a portion segregated as collateral.


                       See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.
--------------------------------------------------------------------------------


                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

Assets
Investment securities at value
  (Identified cost $296,730,154)                       $ 312,694,218
Short-term investments held as collateral
  for loaned securities                                    5,520,892
Cash                                                       1,520,024
Receivables
 Investment securities sold                                8,475,339
 Fund shares sold                                            114,172
 Interest and dividends                                    1,007,021
                                                       -------------
  Total assets                                           329,331,666
                                                       -------------
Liabilities
Payables
 Investment securities purchased                           3,644,881
 Collateral on securities loaned                           5,520,892
 Fund shares repurchased                                     265,385
 Investment advisory fee                                     176,146
 Distribution fee                                             74,607
 Transfer agent fee                                           60,335
 Financial agent fee                                          12,546
 Directors' fee                                                2,256
Accrued expenses                                             119,537
                                                       -------------
  Total liabilities                                        9,876,585
                                                       -------------
Net Assets                                             $ 319,455,081
                                                       =============
Net Assets Consist of:
Capital paid in on shares of common stock              $ 295,899,930
Undistributed net investment income                          445,183
Accumulated net realized gain                              7,145,904
Net unrealized appreciation                               15,964,064
                                                       -------------
Net Assets                                             $ 319,455,081
                                                       =============
Class A

Shares of common stock, $1 par value,
  50,000,000 shares authorized
  (Net Assets $308,523,643)                               19,999,964

Net asset value per share                                     $15.43

Offering price per share
  $15.43/(1-4.75%)                                            $16.20

Class B

Shares of common stock, $1 par value,
  50,000,000 shares authorized
  (Net Assets $10,931,438)                                   714,369

Net asset value and offering price per share                  $15.30


                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997


Investment Income
Interest                                                 $ 6,943,251
Dividends                                                  2,248,442
Security lending                                              67,148
                                                         -----------
  Total investment income                                  9,258,841
                                                         -----------
Expenses
Investment advisory fee                                    2,109,677
Distribution fee--Class A                                    785,416
Distribution fee--Class B                                    103,992
Financial agent fee                                          149,370
Transfer agent                                               490,092
Printing                                                      92,432
Custodian                                                     35,972
Professional                                                  35,916
Registration                                                  31,026
Directors                                                     23,481
Miscellaneous                                                 23,478
                                                         -----------
  Total expenses                                           3,880,852
                                                         -----------
Net investment income                                      5,377,989
                                                         -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                           55,261,609
Net realized loss on written options                        (205,711)
Net realized gain on foreign currency transactions               195
Net change in unrealized appreciation (depreciation)
  on investments                                             166,401
                                                         -----------
Net gain on investments                                   55,222,494
                                                         -----------
Net increase in net assets resulting from
  operations                                             $60,600,483
                                                         ===========


                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.
--------------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                      Year Ended           Year Ended
                                                                                  December 31, 1997     December 31, 1996
                                                                                 -------------------   ------------------
From Operations
 Net investment income                                                              $   5,377,989        $   6,069,898
 Net realized gain                                                                     55,056,093           32,225,004
 Net change in unrealized appreciation (depreciation)                                     166,401           (9,313,255)
                                                                                    -------------        -------------
 Increase in net assets resulting from operations                                      60,600,483           28,981,647
                                                                                    -------------        -------------
From Distributions to Shareholders
 Net investment income--Class A                                                        (5,272,416)          (5,622,283)
 Net investment income--Class B                                                          (110,138)             (90,090)
 Net realized gains--Class A                                                          (50,054,070)         (29,211,894)
 Net realized gains--Class B                                                           (1,756,759)            (899,061)
                                                                                    -------------        -------------
 Decrease in net assets from distributions to shareholders                            (57,193,383)         (35,823,328)
                                                                                    -------------        -------------
From Share Transactions
Class A
 Proceeds from sales of shares (609,276 and 918,493 shares, respectively)              10,117,463           14,942,495
 Net asset value of shares issued from reinvestment of distributions
  (3,143,046 and 1,918,313 shares, respectively)                                       47,891,238           30,240,866
 Cost of shares repurchased (3,705,438 and 5,512,257 shares, respectively)            (62,577,057)         (90,484,207)
                                                                                    -------------        -------------
Total                                                                                  (4,568,356)         (45,300,846)
                                                                                    -------------        -------------
Class B
 Proceeds from sales of shares (85,000 and 168,248 shares, respectively)                1,421,465            2,738,747
 Net asset value of shares issued from reinvestment of distributions
  (112,967 and 55,850 shares, respectively)                                             1,704,113              875,001
 Cost of shares repurchased (105,293 and 108,645 shares, respectively)                 (1,781,004)          (1,770,975)
                                                                                    -------------        -------------
Total                                                                                   1,344,574            1,842,773
                                                                                    -------------        -------------
 Decrease in net assets from share transactions                                        (3,223,782)         (43,458,073)
                                                                                    -------------        -------------
 Net increase (decrease) in net assets                                                    183,318          (50,299,754)

Net Assets
 Beginning of period                                                                  319,271,763          369,571,517
                                                                                    -------------        -------------
 End of period (including undistributed net investment income of $445,183 and
  $448,303, respectively)                                                           $ 319,455,081        $ 319,271,763
                                                                                    =============        =============


                       See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.
--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                                 Class A
                                           ------------------------------------------------------------------------------------
                                                                         Year Ended December 31,
                                                1997           1996            1995               1994               1993
                                           -------------  -------------  ---------------   -----------------   ----------------
Net asset value, beginning of period         $ 15.52        $  15.98        $  14.82            $  15.48          $  14.89
Income from investment operations(6)
 Net investment income                          0.30            0.31            0.45                0.34              0.06(2)
 Net realized and unrealized gain (loss)        2.81            1.10            2.22               (0.69)             1.49
                                             ---------      ---------       --------            --------          -----------
  Total from investment operations              3.11            1.41            2.67               (0.35)             1.55
                                             ---------      ---------       --------            --------          -----------
Less distributions
 Dividends from net investment income          (0.30)          (0.29)          (0.52)              (0.31)            (0.11)
 Dividends from net realized gains             (2.90)          (1.58)          (0.99)             (0.001)            (0.85)
                                             ---------      ---------       --------            --------          -----------
  Total distributions                          (3.20)          (1.87)          (1.51)             (0.311)            (0.96)
                                             ---------      ---------       --------            --------          -----------
Change in net asset value                      (0.09)          (0.46)           1.16               (0.66)             0.59
                                             ---------      ---------       --------            --------          -----------
Net asset value, end of period               $ 15.43        $  15.52        $  15.98            $  14.82          $  15.48
                                             =========      =========       ========            ========          ===========
Total return(1)                                20.68%           8.78%          18.23%              (2.26)%           10.49%
Ratios/supplemental data:
Net assets, end of period (thousands)        $308,524       $309,678        $361,526            $335,177          $370,440
Ratio to average net assets of:
 Operating expenses                              1.17%          1.21%           1.21%               1.24%             1.29%
 Net investment income                           1.68%          1.78%           2.67%               2.18%             1.26%
Portfolio turnover                                355%           275%            184%                225%              246%
Average commission rate paid(5)              $ 0.0547       $ 0.0529             N/A                 N/A               N/A




                                                                         Class B
                                           -------------------------------------------------------------------
                                                                                                 From
                                                                                               Inception
                                                      Year Ended December 31,                 10/24/94 to
                                               1997           1996            1995              12/31/94
                                             ----------     ---------       ---------       --------------
Net asset value, beginning of period         $ 15.43        $ 15.89         $ 14.79            $ 14.98
Income from investment operations(6)
 Net investment income                          0.18           0.19            0.30 (2)           0.07
 Net realized and unrealized gain (loss)        2.77           1.09            2.22              (0.09)
                                             --------       ---------       -----------        --------
  Total from investment operations              2.95           1.28            2.52              (0.02)
                                             --------       ---------       -----------        --------
Less distributions
 Dividends from net investment income          (0.18)         (0.16)          (0.43)             (0.17)
 Dividends from net realized gains             (2.90)         (1.58)          (0.99)                --
                                             --------       ---------       -----------        --------
  Total distributions                          (3.08)         (1.74)          (1.42)             (0.17)
                                             ----------      --------       -----------        --------
Change in net asset value                      (0.13)         (0.46)           1.10              (0.19)
                                             --------       ---------       -----------        --------
Net asset value, end of period               $ 15.30        $ 15.43         $ 15.89            $ 14.79
                                             ========       =========       ===========        ========
Total return(1)                                19.74%          7.95%          17.31%             (0.12)%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)        $10,931        $ 9,594         $ 8,046            $ 1,328
Ratio to average net assets of:
 Operating expenses                             1.92%          1.96%           1.97%              2.26%(3)
 Net investment income                          0.92%          1.01%           1.88%              1.74%(3)
Portfolio turnover                               355%           275%            184%               225%
Average commission rate paid(5)              $0.0547        $0.0529             N/A                N/A

(1) Maximum sales load is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) Annualized
(4) Not annualized
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


                        See Notes to Financial Statements

PHOENIX STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix Strategic Allocation Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to achieve the highest total return consistent with reasonable risk by investing in stocks, bonds and money market instruments. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Directors.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums but does amortize discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.

C. Income taxes:

     It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

     Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Options:

     The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

PHOENIX STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (Continued)

     The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

     The Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

G. Security lending:

     The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (State Street). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by State Street for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At December 31, 1997, the Fund had loaned securities with a market value of $5,376,860 and received collateral of $5,520,892.

NOTE 2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Fund, the Investment Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.65% of the average daily net assets of the Fund for the first $1 billion.

     As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $16,801 for Class A shares and deferred sales charges of $35,846 for Class B shares for the year ended December 31, 1997. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended December 31, 1997, $214,049 was retained by the Distributor, $626,034 was paid to unaffiliated participants and $49,325 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Fund, PEPCO receives a fee for bookkeeping, administration, and pricing services at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 1997, transfer agent fees were $490,092 of which PEPCO retained $195,024 which is net of the fees paid to State Street.

     At December 31, 1997, PHL and affiliates held 60 Class A shares and 9,994 Class B shares of the Fund with a combined value of $153,828.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 1997, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $812,234,727 and $872,141,033, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $154,459,567 and $155,029,546, respectively.

     Written option activity for the year ended December 31, 1997, aggregated the following:

                                       Call Options
                               -----------------------------
                                Number of       Amount of
                                 Options         Premiums
                               -----------   ---------------
Options outstanding at
   December 31, 1996               --        $       --
Options written                 4,595         1,357,023
Options canceled in closing
   purchase transactions       (4,445)       (1,317,162)
Options expired                    --                --
Options exercised                (150)          (39,861)
                               ------        ----------
Options outstanding at
   December 31, 1997               --        $       --
                               ======        ==========

PHOENIX STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (Continued)

NOTE 4. CREDIT RISK

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

NOTE 5. RECLASSIFICATION OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. During the year ended December 31, 1997, the Fund increased undistributed net investment income by $1,445 and decreased accumulated net realized gains by $1,445.

----------------------------------
TAX INFORMATION NOTICE (Unaudited)


Long-Term Capital Gains:

     The Taxpayer Relief Act of 1997 included changes in the taxability of long-term capital gains for individuals and certain other taxpayers. The long-term capital gain distributions these shareholders receive from the Fund are now taxed at either a 28% or 20% maximum rate, depending on how long an asset was held and when it was sold. For the fiscal year ended December 31, 1997, the Fund distributed long-term capital gain dividends as follows:

     28% rate gain distributions:                    $1,354,333
     20% rate gain distributions:                    $631,201

Corporate Dividends Received Deduction:

     For federal income tax purposes, 2.73% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.





      This report is not authorized for distribution to prospective investors in the Phoenix Strategic Allocation Fund, Inc. unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS




Price Waterhouse LLP                                        [LOGO]



To the Board of Directors and Shareholders of Phoenix Strategic Allocation Fund, Inc.



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Strategic Allocation Fund, Inc. (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Boston, Massachusetts
February 16, 1998

RESULTS OF SHAREHOLDER MEETING (Unaudited)

A special meeting in lieu of the Annual Meeting of shareholders of the Phoenix Strategic Allocation Fund, Inc. was held on September 19, 1997 to approve the following matters:

  1. Fix the number of directors at fourteen and elect such number as detailed below.
  2. Ratify selection of Price Waterhouse LLP, independent accountants, as auditors for the fiscal year ending December 31, 1997.

On the record date for this meeting, there were 18,860,230 shares outstanding and 57.34% of the shares outstanding and entitled to vote were present by proxy.


NUMBER OF VOTES:


1. Election of Directors         For         Withheld
                             ----------      --------
 C. Duane Blinn              10,430,569      383,906
 Robert Chesek               10,440,160      374,315
 E. Virgil Conway            10,421,775      392,700
 Harry Dalzell-Payne         10,430,690      383,785
 Francis E. Jeffries         10,440,186      374,289
 Leroy Keith, Jr.            10,444,898      369,577
 Philip R. McLoughlin        10,440,269      374,206
 Everett L. Morris           10,432,841      381,634
 James M. Oates              10,444,108      370,367
 Calvin J. Pedersen          10,441,968      372,507
 Philip R. Reynolds          10,428,195      386,280
 Herbert Roth, Jr.           10,432,917      381,558
 Richard E. Segerson         10,441,145      373,330
 Lowell P. Weicker, Jr.      10,389,380      425,095

                                 For         Against     Abstain
                             ----------      -------     -------
2. Price Waterhouse LLP      10,347,945       88,307     378,223

PHOENIX STRATEGIC ALLOCATION FUND, INC.
101 Munson Street
Greenfield, Massachusetts 01301

Directors
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
James D. Wehr, Senior Vice President
Mary E. Canning, Vice President
William E. Keen, III, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary and Clerk

Investment Adviser
Phoenix Investment Counsel, Inc.
56 Prospect St.
Hartford, Connecticut 06115-0480

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

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[BACK COVER]



                                                            -------------------
Phoenix Funds                                                 BULK RATE MAIL
PO Box 2200                                                    U.S. POSTAGE
Enfield CT 06083-2200                                              PAID
                                                              SPRINGFIELD, MA
                                                              PERMIT NO. 444
                                                            -------------------



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PDP 454 (2/98)